Exhibit 10.18

ITRON, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 20, 2003 and entered into by and among Itron, Inc., a Washington corporation (“Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Lender” and collectively as “Lenders”), LASALLE BANK, N.A., as syndication agent for Lenders (in such capacity, “Syndication Agent”), KEYBANK NATIONAL ASSOCIATION, as documentation agent for Lenders (in such capacity, “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (“Administrative Agent”) for Lenders, and is made with reference to that certain Credit Agreement dated as of March 4, 2003, as amended to the date hereof (the Credit Agreement, as so amended, supplemented or otherwise modified and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”), by and among Company and Wells Fargo Bank, National Association, as Administrative Agent and a Lender. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Assignment Agreements have been executed pursuant to which Lenders have acquired certain portions of the Loans and Commitments outstanding under the Credit Agreement; and

WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) make certain clarifying changes and other amendments as set forth below and (ii) reflect the updated allocation of Commitments and Loans among Lenders.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendments to Section 1: Definitions.

A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Agents”, “Intellectual Property” and “Requisite Lenders” in their entirety and substituting the following therefor, all in proper alphabetical order:

“‘Agents’ means Administrative Agent, Documentation Agent, Syndication Agent and other agents.”

“‘Intellectual Property’ means all patents, patent applications, trademarks, trade names, copyrights, technology, software, know-how, trade secrets, customer lists, processes, and other proprietary information.”

“‘Requisite Lenders’ means two or more Lenders having or holding at least 66 2/3% of the sum of (i) the aggregate Term Loan Exposure of all Lenders plus (ii) the aggregate Revolving Loan Exposure of all Lenders.”

B. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions of “Documentation Agent”, “First Amendment” and “Syndication Agent”, all in proper alphabetical order:

“‘Documentation Agent’ has the meaning assigned to that term in the introduction to the First Amendment.”

“‘First Amendment’ means that certain First Amendment to Credit Agreement dated as of March 20, 2003, by and among Company, Administrative Agent, Documentation Agent, Syndication Agent and Lenders.”

“‘Syndication Agent’ has the meaning assigned to that term in the introduction to the First Amendment.”

1.2 Amendments to Section 2: Amounts and Terms of Commitments and Loans.

Subsection 2.5B of the Credit Agreement is hereby amended by adding a “.” at the end thereof.

1.3 Amendments to Section 6: Company’s Affirmative Covenants.

Subsection 6.5 of the Credit Agreement is hereby amended by deleting the “-” following the word “permit” in the first full sentence thereof.

1.4 Amendments to Section 9: Duties of Other Agents.

Subsection 9.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“None of the Lenders identified in this Agreement as a “co-agent”, Documentation Agent or Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender.”

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1.5 Amendments to Section 10: Miscellaneous.

Subsection 10.6 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“10.6 Amendments and Waivers.

No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no such amendment, modification, termination, waiver or consent shall, without the consent of (a) each Lender with Obligations directly affected (whose consent shall be required for any such amendment, modification, termination or waiver in addition to that of Requisite Lenders) (1) reduce the principal amount of any Loan, (2) increase the maximum aggregate amount of Letters of Credit, (3) postpone the date or reduce the amount of any scheduled payment (but not prepayment) of principal of any Loan, (4) postpone the date on which any interest or any fees are payable, (5) decrease the interest rate borne by any Loan (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder including any change in the manner in which any financial ratio used in determining any interest rate or fee is calculated that would result in a reduction of any such rate or fee), (6) reduce the amount or postpone the due date of any amount payable in respect of any Letter of Credit, (7) extend the expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date, or (8) change in any manner the obligations of Revolving Lenders relating to the purchase of participations in Letters of Credit; (b) each Lender, (1) change in any manner the definition of “Pro Rata Share” or the definition of “Requisite Lenders” (except for any changes resulting solely from an increase in Commitments approved by Requisite Lenders), (2) change in any manner any provision of this Agreement that, by its terms, expressly requires the approval or concurrence of all Lenders, (3) increase the maximum duration of Interest Periods permitted hereunder, (4) release any Lien granted in favor of Administrative Agent with respect to all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty, in each case other than in accordance with the terms of the Loan Documents, or (5) change in any manner or waive the provisions contained in subsection 8.1 or this subsection 10.6. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no amendment, modification, termination or waiver of any provision of subsection 2.1A(iii) or of any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (iv) no amendment, modification, termination or waiver of any provision of Section 3 shall be effective without the written concurrence of Administrative Agent and, with respect to the purchase of participations in Letters of Credit, without the written concurrence of the Issuing Lender that has issued an outstanding Letter of Credit or has not been reimbursed for a payment under a Letter of Credit,

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(v) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Administrative Agent shall be effective without the written concurrence of Administrative Agent, and (vi) no Commitment of a Lender shall be increased without the consent of such Lender. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.”

1.6 Substitution of Schedule 2.1.

Schedule 2.1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A attached hereto.

Section 2. CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) executed copies of this Amendment dated the First Amendment Effective Date.

B. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

Section 3. COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

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B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

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Section 5. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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Section 6. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each guarantor listed on the signature pages hereof (“Guarantors”) hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under its applicable Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

ITRON, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington Vice President and Chief Financial Officer

Notice Address:
2818 North Sullivan Road
Spokane, Washington 99216-1867

Attention:	Mr. David G. Remington
Vice President and
Chief Financial Officer
Facsimile:	(509) 891-3334

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually, as Administrative Agent and as a Lender

By:	/s/ Tom Beil
Name: Title:	Tom Beil Vice President and Senior Relationship Manager

Notice Address:	221 North Wall Street, Suite 310
Spokane, Washington 99201

Attention:	Tom Beil, Vice President and
Senior Relationship Manager
Telephone:	(509) 363-6860
Facsimile:	(509) 363-6875

Payment Instructions:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Spokane, Washington
ABA#:
For Acct.:
Ref: Itron, Inc.

BANNER BANK

By:	/s/ Steven Fazzari
Name: Title:	Steven Fazzari Senior Vice President

Notice Address:	501 North Riverpoint Blvd., Suite 245
Spokane, Washington 99201

Attention:	Steven Fazzari, Senior Vice President
Telephone:	(509) 227-5404
Facsimile:	(509) 482-5765

Payment Instructions:

BANNER BANK
Woodinville, Washington
ABA#:
For Acct.:
Ref: Itron, Inc.

COMERICA BANK-CALIFORNIA

By:	/s/ Holly Dungan
Name: Title:	Holly Dungan Venture Banking Officer

Notice Address:	5330 Carillon Point
Kirkland, Washington 98033

Attention:	Holly Dungan
Telephone:	(425) 576-2826
Facsimile:	(425) 576-2810

Payment Instructions:

COMERICA BANK-CALIFORNIA
Livonia, Michigan
ABA#:
For Acct.:
Ref: Itron, Inc.

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Keven D. Smith
Name: Title:	Keven D. Smith Vice President

Notice Address:	601 108th Avenue N.E., 5th Floor
Mail Code: WA-31-18-0512 Bellevue, Washington 98004

Attention:	Keven D. Smith
Telephone:	(425) 709-4579
Facsimile:	(425) 709-4587

Payment Instructions:

KEYBANK NATIONAL ASSOCIATION
Cleveland, Ohio
ABA#:
For Acct.:
Ref: Itron, Inc.

LASALLE BANK, N.A.

By:	/s/ Matthew G. Leventhal
Name: Title:	Matthew G. Leventhal Commercial Banking Officer

Notice Address:	135 South LaSalle Street
Chicago, Illinois 60603

Attention:	Matthew G. Leventhal
Telephone:	(312) 904-5534
Facsimile:	(312) 904-0432

Payment Instructions:

LASALLE BANK
Chicago, Illinois
ABA#:
For Acct.:
Ref: Itron, Inc.

U.S. BANK, N.A.

By:	/s/ James Henken
Name: Title:	James Henken Vice President

Notice Address:	101 South Capitol Blvd.,
Suite 807 Boise, Idaho 83702

Attention:	James Henken
Telephone:	(208) 383-7823
Facsimile:	(208) 383-7574

Payment Instructions:

U.S. BANK, N.A.
Boise, Idaho
ABA#:
For Acct.:
Ref: Itron, Inc.

WASHINGTON TRUST BANK

By:	/s/ David S. Hayward
Name: Title:	David S. Hayward Vice President

Notice Address:	P.O. Box 2127
Spokane, Washington 99210-2127

Attention:	David S. Hayward
Telephone:	(509) 353-3942
Facsimile:	(509) 353-4005

Payment Instructions:

WASHINGTON TRUST BANK
Spokane, Washington
ABA#:
For Acct.:
Ref: Itron, Inc.

SUBSIDIARY GUARANTORS:

EMD HOLDING, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington Vice President, Chief Financial Officer and Treasurer

Address:	2818 N. Sullivan Road
Spokane, WA 99216

EMOBILE DATA, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington Vice President, Chief Financial Officer and Treasurer

Address:	2818 N. Sullivan Road
Spokane, WA 99216

ENERGY CONCEPTS, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington President

Address:	2818 N. Sullivan Road
Spokane, WA 99216

EPS SOLUTIONS INCORPORATED

By:	/s/ David G. Remington
Name: Title:	David G. Remington President

Address:	2818 N. Sullivan Road
Spokane, WA 99216

GENESIS SERVICES PITTSBURGH, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington Vice President and Chief Financial Officer

Address:	2818 N. Sullivan Road
Spokane, WA 99216

ITRON FINANCE, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington Vice President, Chief Financial Officer and Treasurer

Address:	2818 N. Sullivan Road
Spokane, WA 99216

ITRON INTERNATIONAL, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington Treasurer

Address:	2818 N. Sullivan Road
Spokane, WA 99216

ITRON SPECTRUM HOLDINGS, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington Vice President and Chief Financial Officer

Address:	2818 N. Sullivan Road
Spokane, WA 99216

REGIONAL ECONOMIC RESEARCH, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington President and Chief Financial Officer

Address:	2818 N. Sullivan Road
Spokane, WA 99216

SILICON ENERGY CORP.

By:	/s/ David G. Remington
Name: Title:	David G. Remington President

Address:	2818 N. Sullivan Road
Spokane, WA 99216

SRC SYSTEMS, INC.

By:	/s/ David G. Remington
Name: Title:	David G. Remington President

Address:	2818 N. Sullivan Road
Spokane, WA 99216

ANNEX A

SCHEDULE 2.1

LENDERS’ COMMITMENTS AND PRO RATA SHARES

Lender	Term Loan Commitment	Revolving Loan Commitment	Total Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$17,142,857.14	$18,857,142.86	$36,000,000	34.29%

Banner Bank	$4,285,714.29	$4,714,285.71	$9,000,000	8.57%

Comerica Bank – California	$3,809,523.81	$4,190,476.19	$8,000,000	7.62%

KeyBank National Association	$7,142,857.14	$7,857,142.86	$15,000,000	14.29%

La Salle Bank, N.A.	$8,571,428.57	$9,428,571.43	$18,000,000	17.14%

US Bank	$4,761,904.76	$5,238,095.24	$10,000,000	9.52%

Washington Trust Bank	$4,285,714.29	$4,714,285.71	$9,000,000	8.57%

TOTAL	$50,000,000	$55,000,000	$105,000,000	100%

A-1